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                                                                    Exhibit 23.1



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated July 25, 1997, included in Kos Pharmaceuticals, Inc.'s Form 10-K for the year ended June 30, 1997 and to all references to our Firm included in this Form S-8 Registration Statement.


ARTHUR ANDERSEN LLP


Miami, Florida,
  September 12, 1997.